EXHIBIT 99.1

Beginning in the first quarter of 2006, The Dow Chemical Company (“Dow” or the “Company”) will make some adjustments to its segment reporting to align this reporting with recent changes in the Company’s organization and its evolving strategic business model. The reporting changes are described below and reflected in the following Corporate Profile and selected unaudited historical segment information:

Specialty Plastics and Elastomers is a recently formed business unit that includes a broad range of performance plastomers and elastomers, specialty copolymers, synthetic rubber, PVDC resins and films, and specialty film substrates. Beginning in the first quarter of 2006, the results for this business will be reported in Performance Plastics. The business includes Engineering Plastics, Wire and Cable, specialty films, and the elastomers businesses recently acquired from DuPont Dow Elastomers L.L.C., all of which were previously reported in Performance Plastics. In addition, the business includes polybutadiene rubber, styrene butadiene rubber and several specialty resins which were previously reported in Basic Plastics.

Peroxymeric chemicals and solution vinyl resins, which were formerly managed and reported in Performance Chemicals, will now be reported in the Dow Epoxy business in Performance Plastics.

Results for Dow Corning Corporation, a 50:50 joint venture, which were formerly reported in Unallocated and Other, will be reported in Performance Chemicals.

Results for SAFE-TAINER™ closed-loop delivery system, which were formerly reported in Basic Chemicals, will be reported in Performance Chemicals in the Specialty Chemicals business. SAFE-TAINER™, which is a system for delivering chlorinated solvents to the industrial cleaning industry, was previously managed as part of the Global Chlorinated Organics business, which produces chlorinated solvents.

Corporate Profile

Dow is a diversified chemical company that offers a broad range of innovative chemical, plastic and agricultural products and services to customers in more than 175 countries, helping them to provide everything from fresh water, food and pharmaceuticals to paints, packaging and personal care. In 2005, Dow had annual sales of $46 billion and employed approximately 42,000 people worldwide. The Company has 156 manufacturing sites in 37 countries and supplies more than 3,200 products grouped within the operating segments listed on the following pages.

PERFORMANCE PLASTICS

Applications: automotive interiors, exteriors, under-the-hood and body engineered systems • building and construction, thermal and acoustic insulation, roofing • communications technology, telecommunication cables, electrical and electronic connectors • footwear • home and office furnishings:  kitchen appliances, power tools, floor care products, mattresses, carpeting, flooring, furniture padding, office furniture • information technology equipment and consumer electronics • packaging, food and beverage containers, protective packaging • sports and recreation equipment • wire and cable insulation and jacketing materials for power utility and telecommunications

Dow Automotive serves the global automotive market and is a leading supplier of plastics, adhesives, sealants and other plastics-enhanced products for interior, exterior, under-the-hood, vehicle body structure and acoustical management technology solutions. With offices and application development centers around the world, Dow Automotive provides materials science expertise and comprehensive technical capabilities to its customers worldwide.

•                  Products: AFFINITY™ polyolefin plastomers; AMPLIFY™ functional polymers; BETABRACE™ reinforcing composites; BETADAMP™ acoustical damping systems; BETAFOAM™ NVH and structural foams; BETAGUARD™ sealants; BETAMATE™ structural adhesives; BETASEAL™ glass bonding systems; CALIBRE™ polycarbonate resins; DOW™ polyethylene resins; DOW™ polypropylene resins and automotive components made with DOW™ polypropylene; IMPAXX™ energy management foam; Injection-molded dashmats and underhood barriers;  INSPIRE™ performance polymers; INTEGRAL™ adhesive film; ISONATE™ pure and modified methylene diphenyl diisocyanate (MDI) products; ISOPLAST™ engineering thermoplastic polyurethane resins; MAGNUM™ ABS resins; PAPI™ polymeric MDI; PELLETHANE™ thermoplastic polyurethane elastomers; Premium brake fluids and lubricants; PULSE™ engineering resins; SPECFLEX™ semi-flexible polyurethane foam systems; SPECTRIM™ reaction moldable polymers;

STRANDFOAM™ polypropylene foam; VERSIFY™ plastomers and elastomers; VORANATE™ specialty isocyanates; VORANOL™ polyether polyols

Dow Building Solutions manufactures and markets an extensive line of insulation, weather barrier, and oriented composite building solutions, as well as a line of cushion packaging foam solutions. The business is the recognized leader in extruded polystyrene (XPS) insulation, known industry-wide by its distinctive Blue color and the Dow STYROFOAM™ brand for more than 50 years. The business also manufactures foam solutions for a wide range of applications including cushion packaging, electronics protection and material handling.

•                  Products: EQUIFOAM™ comfort products; ETHAFOAM™ polyethylene foam; IMMOTUS™ acoustic panels; QUASH™ sound management foam; SARAN™ vapor retarder film and tape; STYROFOAM™ brand insulation products (including XPS and polyisocyanurate rigid foam sheathing products); SYMMATRIX™ oriented composites; SYNERGY™ soft touch foam; TRYMER™ polyisocyanurate foam pipe insulation; and WEATHERMATE™ weather barrier solutions (housewraps, sill pans, flashings and tapes)

Dow Epoxy is a leading global producer of epoxy resins and related products for a wide range of industries and applications such as coatings, electronics, civil engineering, and composites. With plants strategically located across four continents, the business is focused on providing customers around the world with differentiated solution-based epoxy products and innovative technologies and services.

•                  Products: D.E.H.™ epoxy curing agents; D.E.N.™ epoxy novolac resins; D.E.R.™ epoxy resins (liquids, solids and solutions); Epoxy intermediates (Acetone, Allyl chloride, Bisphenol-A, Epichlorohydrin, OPTIM™ synthetic glycerine and Phenol); Peroxymeric chemicals (CYRACURE™ cycloaliphatic epoxides; FLEXOL™ plasticizers; and TONE™ monomers, polyols and polymers); Specialty acrylic monomers (Glycidyl methacrylate, Hydroxyethyl acrylate and Hydroxypropyl acrylate); and UCAR™ solution vinyl resins

The Polyurethanes and Thermoset Systems business is a leading global producer of polyurethane raw materials and thermoset systems. Differentiated by its ability to globally supply a high-quality, consistent and complete product range, this business emphasizes both existing and new business developments while facilitating customer success with a global market and technology network.

•                  Products: THE ENHANCER™ and LIFESPAN™ carpet backings; FROTH-PAK™ polyurethane spray foam; GREAT STUFF™ polyurethane foam sealant; INSTA-STIK™ roof insulation adhesive; ISONATE™ MDI; PAPI™ polymeric MDI; Propylene glycol; Propylene oxide; SPECFLEX™ copolymer polyols; SYNTEGRA™ waterborne polyurethane dispersions; TILE BOND™ roof tile adhesive; VORACOR™, VORALAST™, VORALUX™ and VORASTAR™ polyurethane systems; VORANATE™ isocyanate; VORANOL™ and VORANOL™ VORACTIV™ polyether and copolymer polyols

Specialty Plastics and Elastomers is a business portfolio of specialty products including a broad range of engineering plastics and compounds, performance elastomers and plastomers, specialty copolymers, synthetic rubber, polyvinylidene chloride resins and films (PVDC), and specialty film substrates. The business serves such industries as automotive, civil construction, wire and cable, building and construction, consumer electronics and appliances, food and specialty packaging, and footwear.

•                  Products: AFFINITY™ polyolefin plastomers (POPs); AMPLIFY™ functional polymers; CALIBRE™ polycarbonate resins; DOW XLA™ elastic fiber; EMERGE™ advanced resins; ENGAGE™ polyolefin elastomers; FLEXOMER™ very low density polyethylene (VLDPE) resins; EXO™ Overmolding Systems; INTEGRAL™ polyolefin films; ISOPLAST™ engineering thermoplastic polyurethane resins; MAGNUM™ ABS resins; NORDEL™ hydrocarbon rubber; PELLETHANE™ thermoplastic Polybutadiene rubber; Polyurethane elastomers; PRIMACOR™ copolymers; PROCITE™ polystyrene films; PULSE™ engineering resins; REDI-LINK™ polyethylene; SARAN™ PVDC resins and films; SARANEX™ barrier films; SI-LINK™ crosslinkable polyethylene; Styrene-butadiene rubber; TYRIL™ SAN resins; TYRIN™ chlorinated polyethylene resins; TRENCHCOAT™ polyolefin films; UNIGARD™ high-performance flame-retardant compounds; UNIGARD™ reduced emissions flame-retardant compounds; UNIPURGE™ purging compounds; VERSIFY™ plastomers and elastomers; Wire and cable insulation and jacketing compounds; ZETABON™ coated metal cable armor

The Technology Licensing and Catalyst business includes licensing and supply of related catalysts for the UNIPOL™ polypropylene process, the METEOR™ process for ethylene oxide (EO) and ethylene glycol (EG), the LP OXO™ process for oxo alcohols, and the QBIS™ bisphenol A process. Licensing of the UNIPOL™ polyethylene process and related catalysts, including metallocene catalysts, are handled through Univation Technologies, LLC, a 50:50 joint venture of Union Carbide.

•                  Products: LP OXO™ process technology; METEOR™ EO/EG process technology and catalysts; QBIS™ bisphenol A process technology and DOWEX™ QCAT™ catalyst; SHAC™ catalysts; UNIPOL™ process technology

The Performance Plastics segment also includes a portion of the results of the Siam Group, a group of Thailand-based joint ventures.

PERFORMANCE CHEMICALS

Applications: agricultural and pharmaceutical products and processing • building materials • chemical processing and intermediates • food processing and ingredients • household products • metal cleaning • oil and gas treatment • paints, coatings, inks, adhesives, lubricants • personal care products • pulp and paper manufacturing, coated paper and paperboard • textiles and carpet • water purification

Designed Polymers is a diverse portfolio of multi-functional ingredients and polymers for numerous markets and applications. Within Designed Polymers, Liquid Separations uses several technologies to separate dissolved minerals and organics from water, making purer water for human and industrial uses. Designed Polymers businesses also market a range of products that enhance the physical and sensory properties of end-use products in a wide range of applications including food, pharmaceuticals, oilfields, paints and coatings, personal care, and building and construction. The business also includes Advanced Electronic Materials and the results of Dowpharma, which provides the pharmaceutical and biopharmaceutical industries with products and services for drug discovery, development, manufacturing and delivery.

•                  Products: Acrolein derivatives; Basic nitroparaffins and nitroparaffin-based specialty chemicals of ANGUS Chemical Company, a wholly owned subsidiary of Dow; Biocides; CELLOSIZE™ hydroxyethyl cellulose; DOWEX™ ion exchange resins; ETHOCEL™ ethylcellulose resins; FILMTEC™ membranes; METHOCEL™ cellulose ethers; POLYOX™ water-soluble resins; Products for hair/skin care from Amerchol Corporation, a wholly owned subsidiary of Dow

The Dow Latex and Acrylic Monomers business is a major global supplier of synthetic latex, used for coating paper and paperboard (for magazines, catalogues and food packaging), and in decorative and industrial paints, adhesives, textile products, and construction products such as caulks and sealants, and a leading supplier of acrylic monomers.

•                  Products: Acrylic acid/Acrylic esters; Acrylic latex; Butadiene-vinylidene latex; DRYTECH™ superabsorbent polymers; NEOCAR™ branched vinyl ester latexes; POLYPHOBE™ rheology modifiers; Polystyrene latex; Styrene-acrylate latex; Styrene-butadiene latex; UCAR™ all-acrylic, styrene-acrylic and vinyl-acrylic latexes

The Specialty Chemicals business provides products used as functional ingredients or processing aids in the manufacture of a diverse range of products. Applications include agricultural and pharmaceutical products and processing, building and construction, chemical processing and intermediates, food processing and ingredients, household products, coatings, pulp and paper manufacturing, and transportation. Dow Haltermann Custom Processing provides contract and custom manufacturing services to other specialty chemical and agricultural chemical producers.

•                  Products: Alkyl alkanolamines; CARBOWAX™ polyethylene glycols and methoxypolyethylene glycols; Diphenyloxide; DOW™ polypropylene glycols; DOWFAX™, TERGITOL™ and TRITON™ surfactants; DOWTHERM™, SYLTHERM™ and UCARTHERM™ heat transfer fluids; Ethanolamines; Ethylene oxide- and propylene oxide-based glycol ethers; Ethyleneamines; Isopropanolamines; SAFE-TAINER™ closed-loop delivery system; UCAR™ deicing fluids; UCON™ fluids; VERSENE™ chelating agents; Fine and specialty chemicals from the Dow Haltermann Custom Processing business; Test and reference fuels, printing ink distillates, pure hydrocarbons and esters, and derivatives from Haltermann Products, a wholly owned subsidiary of Dow

The Performance Chemicals segment also includes the results of Dow Corning Corporation, and a portion of the results of the OPTIMAL Group and the Siam Group, all joint ventures of the Company.

AGRICULTURAL SCIENCES

Applications: control of weeds, insects and plant diseases for agriculture and pest management • agricultural seeds and traits (genes)

Dow AgroSciences is a global leader in providing pest management, agricultural and crop biotechnology products and solutions. The business develops, manufactures and markets products for crop production; weed, insect and plant disease management; and industrial and commercial pest management. Dow AgroSciences is building a leading plant genetics and biotechnology business in agricultural seeds, traits, healthy oils, animal health, and food safety.

•                  Products: CLINCHER™ herbicide; DITHANE™ fungicide; LORSBAN™ insecticides; FORTRESS™ fungicide; GARLON™ herbicide; GLYPHOMAX™ herbicide; GRANITE™ herbicide, HERCULEX™ I insect protection; KEYSTONE™ herbicides; LAREDO™ fungicide; LONTREL™ herbicide; MUSTANG™ herbicide; MYCOGEN™ seeds; NATREON™ canola oil; NEXERA™ seeds; PHYTOGEN™ brand cottonseeds; PROFUME™ gas fumigant; SENTRICON™ Termite Colony Elimination System; STARANE™ herbicide; STINGER™ herbicide; SURPASS™ herbicide; TELONE™ soil fumigant; TORDON™ herbicide; TRACER™ NATURALYTE™ insect control; VIKANE™ structural fumigant; WIDESTRIKE™ insect protection

BASIC PLASTICS

Applications: adhesives • appliances and appliance housings • agricultural films • automotive parts and trim • beverage bottles • bins, crates, pails and pallets • building and construction • coatings • consumer and durable goods • consumer electronics • disposable diaper liners • fibers and nonwovens • films, bags and packaging for food and consumer products • hoses and tubing • household and industrial bottles • housewares • hygiene and medical films • industrial and consumer films and foams • information technology • oil tanks and road equipment • plastic pipe • textiles • toys, playground equipment and recreational products • wire and cable compounds

The Polyethylene business is the world’s leading supplier of polyethylene-based solutions through sustainable product differentiation. Through the use of multiple catalyst and all process technologies, the business offers customers one of the industry’s broadest ranges of polyethylene resins via a strong global network of local experts focused on partnering for long-term success.

•                  Products: ASPUN™ fiber grade resins; ATTANE™ ultra low density polyethylene (ULDPE) resins; CONTINUUM™ bimodal polyethylene resins; DOW™ high density polyethylene (HDPE) resins; DOW™ low density polyethylene (LDPE) resins; DOWLEX™ polyethylene resins; ELITE™ enhanced polyethylene (EPE) resins; TUFLIN™ linear low density polyethylene (LLDPE) resins; UNIVAL™ HDPE resins

The Polypropylene business, a major global polypropylene supplier, provides a broad range of products and solutions tailored to customer needs by leveraging Dow’s leading manufacturing and application technology, research and product development expertise, extensive market knowledge and strong customer relationships.

•                  Products: DOW™ homopolymer polypropylene resins; DOW™ impact copolymer polypropylene resins; DOW™ random copolymer polypropylene resins; INSPIRE™ performance polymers

The Polystyrene business, the global leader in the production of polystyrene resins, is uniquely positioned with geographic breadth and participation in a diversified portfolio of applications. Through market and technical leadership and low cost capability, the business continues to improve product performance and meet customer needs.

•                  Products: STYRON A-TECH™ and C-TECH™ advanced technology polystyrene resins and a full line of STYRON™ general purpose polystyrene resins; STYRON™ high-impact polystyrene resins

The Basic Plastics segment also includes the results of Equipolymers and a portion of the results of EQUATE Petrochemical Company K.S.C., the OPTIMAL Group and the Siam Group, all joint ventures of the Company.

BASIC CHEMICALS

Applications: agricultural products • alumina • automotive antifreeze and coolant systems • carpet and textiles • chemical processing • dry cleaning • dust control • household cleaners and plastic products • inks • metal cleaning • packaging, food and beverage containers, protective packaging • paints, coatings and adhesives • personal care products • petroleum refining • pharmaceuticals • plastic pipe • pulp and paper manufacturing • snow and ice control • soaps and detergents • water treatment

The Core Chemicals business is a leading global producer of each of its basic chemical products, which are sold to many industries worldwide, and also serve as key raw materials in the production of a variety of Dow’s performance and plastics products.

•                  Products: Acids; Alcohols; Aldehydes; Caustic soda; Chlorine; Chloroform; COMBOTHERM™ blended deicer; DOWFLAKE™ calcium chloride; DOWPER™ dry cleaning solvent; Esters; Ethylene dichloride (EDC); LIQUIDOW™ liquid calcium chloride; MAXICHECK™ procedure for testing the strength of reagents; MAXISTAB™ stabilizers for chlorinated solvents; Methyl chloride; Methylene chloride; Monochloroacetic acid (MCAA); Oxo products; PELADOW™ calcium chloride pellets; Perchloroethylene; Trichloroethylene; Vinyl acetate monomer (VAM); Vinyl chloride monomer (VCM); Vinylidene chloride (VDC)

The Ethylene Oxide/Ethylene Glycol business is a key supplier of ethylene glycol to MEGlobal, a 50:50 joint venture and a world leader in the manufacture and marketing of merchant monoethylene glycol and diethylene glycol. Dow also supplies ethylene oxide to internal derivatives businesses. Ethylene glycol is used in polyester fiber, polyethylene terephthalate (PET) for food and beverage container applications, polyester film and antifreeze.

•                  Products: Ethylene glycol (EG); Ethylene oxide (EO)

The Basic Chemicals segment also includes the results of MEGlobal and a portion of the results of EQUATE Petrochemical Company K.S.C. and the OPTIMAL Group, all joint ventures of the Company.

HYDROCARBONS AND ENERGY

Applications: polymer and chemical production • power

The Hydrocarbons and Energy business encompasses the procurement of fuels, natural gas liquids and crude oil-based raw materials, as well as the supply of monomers, power and steam for use in Dow’s global operations. Dow is the world leader in the production of olefins and aromatics.

•                  Products: Benzene; Butadiene; Butylene; Cumene; Ethylene; Propylene; Styrene; Power, steam and other utilities

The Hydrocarbons and Energy segment includes the results of Compañía Mega S.A. and a portion of the results of the Siam Group, both joint ventures of the Company.

Unallocated and Other includes the results of Dow Ventures (which includes new business incubation platforms focused on identifying and pursuing new commercial opportunities); Venture Capital; the Company’s insurance operations and environmental operations; and overhead and other cost recovery variances not allocated to the operating segments.

Selected Annual Historical Segment Information

In millions (Unaudited)	2005	2004	2003	2002
Sales by operating segment
Performance Plastics	$12,405	$10,449	$8,694	$7,926
Performance Chemicals	7,521	6,483	5,372	4,941
Agricultural Sciences	3,364	3,368	3,008	2,717
Basic Plastics	11,007	9,284	7,028	5,844
Basic Chemicals	5,643	5,439	4,357	3,351
Hydrocarbons and Energy	6,061	4,876	3,820	2,435
Unallocated and Other	306	262	353	395
Total	$46,307	$40,161	$32,632	$27,609
EBIT(1) by operating segment
Performance Plastics	$2,507	$1,075	$719	$650
Performance Chemicals	1,435	720	756	657
Agricultural Sciences	543	586	441	154
Basic Plastics	2,398	1,714	658	135
Basic Chemicals	1,129	1,600	334	(77)
Hydrocarbons and Energy	(1)	—	6	96
Unallocated and Other	(1,048)	(1,238)	(427)	(1,529)
Total	$6,963	$4,457	$2,487	$86
EBIT excluding certain items(2) by operating segment
Performance Plastics	$1,898	$985	$719	$688
Performance Chemicals	1,449	809	756	657
Agricultural Sciences	552	586	441	159
Basic Plastics	2,381	1,590	658	135
Basic Chemicals	1,091	1,161	334	(64)
Hydrocarbons and Energy	(1)	—	6	77
Unallocated and Other	(869)	(784)	(427)	(487)
Total	$6,501	$4,347	$2,487	$1,165
Equity in earnings (losses) of nonconsolidated affiliates by operating segment
Performance Plastics	$198	$133	$52	$12
Performance Chemicals	294	196	110	30
Agricultural Sciences	1	—	(7)	(5)
Basic Plastics	215	172	52	6
Basic Chemicals	204	424	149	44
Hydrocarbons and Energy	52	76	76	23
Unallocated and Other	—	(78)	(110)	(70)
Total	$964	$923	$322	$40

(1)   The Company uses EBIT (which Dow defines as earnings before interest, income taxes and minority interests) as its measure of profit/loss for segment reporting purposes. EBIT includes all operating items related to the businesses and excludes items that principally apply to the Company as a whole. A reconciliation of EBIT to “Net Income Available for Common Stockholders” is provided below:

In millions	2005	2004	2003	2002
EBIT	$6,963	$4,457	$2,487	$86
+ Interest income	138	86	92	66
- Interest expense and amortization of debt discount	702	747	828	774
- Provision (Credit) for income taxes	1,782	877	(82)	(280)
- Minority interests’ share in income	82	122	94	63
+ Cumulative effect of changes in accounting principles	(20)	—	(9)	67
Net Income (Loss) Available for Common Stockholders	$4,515	$2,797	$1,730	$(338)

(2)          EBIT impact of certain items recorded in 2005, 2004 and 2002:

In millions	2005	2004	2003	2002
Restructuring charges	$(114)		—
Gain on sale of EQUATE shares	70		—
Gain on sale of interest in UOP	637		—
Loss on early extinguishment of debt	(31)		—
Cash donation for aid to education and community development in 4Q05	(100)		—
2004 restructuring net gain:
Employee-related restructuring charges	—	$(296)	—
Gains on divestitures of assets related to formation MEGlobal and Equipolymers joint ventures	—	563	—
Asset impairments	—	(99)	—
Recognition of liability related to Cargill Dow loan guarantee	—	(148)	—
Gain on sale of DERAKANE business	—	90	—
Merger-related expenses and restructuring	—	—	—	$(280)
Asbestos-related charge	—	—	—	(828)
UOP restructuring	—	—	—	(10)
DuPont Dow Elastomers restructuring	—	—	—	(8)
Goodwill impairment losses in nonconsolidated affiliates	—	—	—	(16)
Gain on sale of Oasis Pipe Line	—	—	—	63
Total	$462	$110	—	$(1,079)

Certain items affecting results in 2005

Pretax income in 2005 was reduced by charges totaling $114 million for restructuring activities related to several small plant closures and asset sales ($28 million in Performance Plastics, $14 million in Performance Chemicals, $9 million in Agricultural Sciences, $12 million in Basic Plastics, $3 million in Basic Chemicals and $48 million in Unallocated and Other). Results were favorably impacted by a gain of $70 million on the sale of a 2.5 percent interest in EQUATE ($29 million in Basic Plastics and $41 million in Basic Chemicals), and by a gain of $637 million on the sale of Union Carbide Corporation’s 50 percent interest in UOP LLC (reflected in Performance Plastics). In addition, results were negatively impacted by a pretax charge of $31 million associated with the Company’s early redemption of debt and a cash donation of $100 million to The Dow Chemical Company Foundation (both reflected in Unallocated and Other).

Certain items affecting results in 2004

Pretax income in 2004 was reduced by charges for employee-related restructuring totaling $296 million (reflected in Unallocated and Other). Results were favorably impacted by a gain of $563 million related to the formation of the MEGlobal and Equipolymers joint ventures ($124 million reflected in Basic Plastics and $439 million reflected in Basic Chemicals). Results were negatively impacted by asset impairments totaling $99 million ($89 million in Performance Chemicals and $10 million in Unallocated and Other) and by the recognition of a liability of $148 million associated with a loan guarantee for Cargill Dow LLC (reflected in Unallocated and Other). Results also included a pretax gain of $90 million on the sale of the DERAKANE business (reflected in Performance Plastics).

Certain items affecting results in 2002

Pretax income in 2002 was negatively impacted by merger-related expenses and restructuring charges totaling $280 million ($20 million in Performance Plastics, $5 million in Agricultural Sciences, $13 million in Basic Chemicals, $44 million in Hydrocarbons and Energy, and $198 million in Unallocated and Other) and by a charge of $828 million related to potential asbestos liabilities of Union Carbide Corporation (reflected in Unallocated and Other). Results were also reduced by Dow’s share of restructuring charges recorded by UOP LLC and DuPont Dow Elastomers L.L.C. of $10 million and $8 million, respectively (both reflected in Performance Plastics), and by goodwill impairment losses $16 million in nonconsolidated affiliates (reflected in Unallocated and Other). Results were favorably impacted by a pretax gain of $63 million on the sale of Dow’s share of Oasis Pipe Line Company (reflected in Hydrocarbons and Energy).

Selected Quarterly Historical Segment Information

	Three months ended				Year ended
In millions (Unaudited)	Mar. 31, 2005	June 30, 2005	Sept. 30, 2005	Dec. 31, 2005	Dec. 31, 2005
Sales by operating segment
Performance Plastics	$2,985	$3,052	$3,185	$3,183	$12,405
Performance Chemicals	1,922	1,883	1,862	1,854	7,521
Agricultural Sciences	989	1,031	615	729	3,364
Basic Plastics	2,809	2,577	2,702	2,919	11,007
Basic Chemicals	1,470	1,351	1,293	1,529	5,643
Hydrocarbons and Energy	1,434	1,468	1,541	1,618	6,061
Unallocated and Other	70	88	63	85	306
Total	$11,679	$11,450	$11,261	$11,917	$46,307
EBIT(1) by operating segment
Performance Plastics	$467	$498	$582	$960	$2,507
Performance Chemicals	450	406	352	227	1,435
Agricultural Sciences	259	238	(28)	74	543
Basic Plastics	824	527	423	624	2,398
Basic Chemicals	427	267	167	268	1,129
Hydrocarbons and Energy	—	—	—	(1)	(1)
Unallocated and Other	(388)	(172)	(222)	(266)	(1,048)
Total	$2,039	$1,764	$1,274	$1,886	$6,963
EBIT excluding certain items(2) by operating segment
Performance Plastics	$467	$498	$582	$351	$1,898
Performance Chemicals	450	406	352	241	1,449
Agricultural Sciences	259	238	(28)	83	552
Basic Plastics	795	527	423	636	2,381
Basic Chemicals	386	267	167	271	1,091
Hydrocarbons and Energy	—	—	—	(1)	(1)
Unallocated and Other	(388)	(141)	(222)	(118)	(869)
Total	$1,969	$1,795	$1,274	$1,463	$6,501
Equity in earnings (losses) of nonconsolidated affiliates by operating segment
Performance Plastics	$56	$52	$51	$39	$198
Performance Chemicals	80	84	73	57	294
Agricultural Sciences	—	—	—	1	1
Basic Plastics	63	49	46	57	215
Basic Chemicals	66	33	50	55	204
Hydrocarbons and Energy	10	8	17	17	52
Unallocated and Other	—	(2)	3	(1)	—
Total	$275	$224	$240	$225	$964

(1)   The Company uses EBIT (which Dow defines as earnings before interest, income taxes and minority interests) as its measure of profit/loss for segment reporting purposes. EBIT includes all operating items related to the businesses and excludes items that principally apply to the Company as a whole. A reconciliation of EBIT to “Net Income Available for Common Stockholders” is provided below:

In millions	1Q05	2Q05	3Q05	4Q05	2005
EBIT	$2,039	$1,764	$1,274	$1,886	$6,963
+ Interest income	29	27	42	40	138
- Interest expense and amortization of debt discount	187	188	168	159	702
- Provision for income taxes	508	317	328	629	1,782
- Minority interests’ share in income	20	21	19	22	82
+ Cumulative effect of change in accounting principle	—	—	—	(20)	(20)
Net Income Available for Common Stockholders	$1,353	$1,265	$801	$1,096	$4,515

(2)          EBIT impact of certain items recorded in 2005:

In millions	1Q05	2Q05	3Q05	4Q05	2005
Gain on sale of EQUATE shares	$70		—		$70
Loss on early extinguishment of debt	—	$(31)	—		(31)
Restructuring charges	—	—	—	$(114)	(114)
Gain on sale of interest in UOP	—	—	—	637	637
Cash donation for aid to education and community development in 4Q05	—	—	—	(100)	(100)
Total	$70	$(31)	—	$423	$462

Certain items affecting results in 2005, by quarter

Pretax income in the first quarter of 2005 was favorably impacted by a gain of $70 million on the sale of a 2.5 percent interest in EQUATE ($29 million in Basic Plastics and $41 million in Basic Chemicals).

Pretax income in the second quarter of 2005 was negatively impacted by a pretax charge of $31 million associated with the Company’s early redemption of debt (reflected in Unallocated and Other).

Pretax income in the fourth quarter of 2005 was reduced by charges totaling $114 million for restructuring activities related to several small plant closures and asset sales ($28 million in Performance Plastics, $14 million in Performance Chemicals, $9 million in Agricultural Sciences, $12 million in Basic Plastics, $3 million in Basic Chemicals and $48 million in Unallocated and Other). Results were favorably impacted by a gain of $637 million on the sale of Union Carbide Corporation’s 50 percent interest in UOP LLC (reflected in Performance Plastics). In addition, results were negatively impacted by a cash donation of $100 million to The Dow Chemical Company Foundation (reflected in Unallocated and Other).